LUIS CALABUIG DE LEYVA
Notario de Valencia

LUIS CALABUIG DE LEYVA.
NOTARY C/
Roger de Lauria nº 20 door 5
46002 VALENCIA
: 963 890 073 - 638 239 323 : 963 890 506 :
notaria@notariacalabuig.com

IT'S SIMPLE COPY

DEED OF ELEVATION TO THE PUBLIC OF AGREEMENTS SOCIAL RELATED TO MERGER BY ABSORPTION OF «SOLAR ROCKET, SL», AS THE ABSORBING COMPANY, AND «TURBO ENERGY, SLU», AS THE ABSORBED COMPANY. ----

NUMBER NINE HUNDRED AND FORTY SIX (946). ----------

In Valencia, my residence, on April 8, two thousand twenty-one. -- --------------------------

Before me, **VICENTE TOMAS BERNAT,** Notary of the Illustrious Colegio de Valencia, as a substitute due to the accidental impossibility of my roommate, MR. **LUIS CALABUIG DE LEYVA,** and for your protocol. -- ---------------

=== APPEAR ===

ENRIQUE SELVA BELLVIS, of legal age, married, engineer, with professional address in 46002-Valencia, calle Xàtiva number 14, 1º-C, and with DNI and NIF number 33.458.501-X. ---------

INTERVENES on behalf of and on behalf of the following companies: -- --------------------------

a) On the one hand, the company of Spanish nationality called **"SOLAR ROCKET, SL",** domiciled at 46002-Valencia, Xàtiva street, number 14-1C. It was established, for a time

indefinitely, under the name of "DISTRITECH SOLUTIONS, SL" in deed granted on September 18, 2013 before the Notary of Valencia, Mr. José Alicarte Domingo, with the number 2,287 protocol; The aforementioned deed of incorporation is registered in the Mercantile Registry of Valencia, to volume 9686 general, folio 44, page No. V-155858, 1st inscription. It has assigned the CIF number **B 98569619.** -- ----------------------------

His sole personality was declared in a deed granted on the 8th July 2015 before the Notary Public for whom this deed, with protocol number 696. ----------------------------------

Declared the cessation of his sole proprietorship in a deed granted on July 16, 2015 before the Notary for which it is authorized this writing, with protocol number 746. --------------------------

Its corporate purpose is the following (CNAE 46.52 Trade wholesale of electronic and telecommunications equipment and its components): "The acquisition, distribution and sale of material electrical and electronic for the development of energy projects renewable, such as solar panels, inverters, chargers, regulators, batteries and structures".---

Acts as the natural person representative of the company Spanish nationality called **"UMBRELLA CAPITAL, SLU" (addressed** at 46002-Valencia, calle Xàtiva, number 14-1º C; registered in the Mercantile Registry of Valencia, in volume 10,482, book 7,763, folio 109, sheet no. V-181,400, 1st inscription; and with CIF

LUIS CALABUIG DE LEYVA
Notario de Valencia

number B-98988819), in its capacity as sole Administrator of the company **"SOLAR ROCKET, SL"** whose appointment, by indefinite term, and acceptance, as well as the appointment and acceptance of the natural person representative, resulting from the deed elevation to public of social agreements granted on the 28th of October 2019 before the Notary for which this is authorized deed, with protocol number 2,242. ------------------------------

The identification data (name, legal form, and in object and address) have been accredited with a copy authentic of the writings reviewed; and checked electronically by me, the Notary, in the Mercantile Registry. ----------

The appearing party assures me that he is in the current exercise of their office, that their powers have not been suspended, revoked, limited or conditioned in any way any, that the entity it represents has full personality current legal status and capacity to act and that have not changed the purpose and registered office of the company. And I, the Notary, I consider that it has sufficient powers to grant this writing of PUBLIC ELEVATION OF AGREEMENTS SOCIAL. -- -------------------------

Real Ownership.- I, the Notary, expressly state that I have complied with the obligation to identify the beneficial owner imposed by Law 10/2010, of April 28, whose result consists in Minutes granted on March 6, 2015 before the Notary of Valencia Don Santiago Mompo Gimeno, with the number 161 of protocol, stating that the appearing party remains unchanged on result contained in it. ---

Consultation Mercantile Registry.- Made the consultation by me, the Notary, through the Internet in the Mercantile Registry, I verify the name, legal form, and especially the object and domicile of the society. -- ------------------------

Printed of said information I leave incorporated to this matrix. -

b) And, on the other hand, of the company of Spanish nationality called " TURBO **ENERGY, SL" (Unipersonal),** domiciled at 46002-Valencia, calle Xàtiva number 14, 1º, C. It was established, for an indefinite period of time, in a deed granted on July 26, 2018 before the Notary for which this deed is authorized, with the protocol number 1,302; registered in the Mercantile Registry of Valencia, to volume 10537, book 7818, folio 184, sheet V-183.275, 1st registration. It is assigned the CIF number **B-40517195.** ---------

Declared the change of sole partner, by the current one, in writing granted on February 11, 2021 before the Notary for which This deed is authorized, with protocol number 347. ------------

Its corporate purpose is made up of the following activities (CNAE main activity 71.12 Engineering technical services and others activities related to technical advice): "a) Design, planning, development and optimization of generation systems, technology-based energy storage and management solar photovoltaic, especially those systems intended for the integration of different elements with an innovative character. b) Distribution and commercialization of any type of photovoltaic solar energy generation. c) The realization of activities related to the marketing and/or sale to through the Internet or any telematic means of systems photovoltaic solar power generation. d) The acquisition, holding and disposition of shares and participations of other companies, and in general securities and assets financial of any kind always on their own account". -------------

Acts as the natural person representative of the company Spanish nationality called **"UMBRELLA CAPITAL, SLU" (addressed** at 46002-Valencia, calle Xàtiva, number 14-1º C; registered in the Mercantile Registry of Valencia, in volume 10,482, book 7,763, folio 109, sheet no. V-181,400, 1st inscription; and with CIF

number B-98988819), in its capacity as sole Administrator of the company **"TURBO ENERGY, SLU"** whose appointment, by indefinite term, and acceptance, as well as the appointment and acceptance of the natural person representative, result from the decisions of the sole partner raised to public in writing granted on October 7, 2019 before the Notary for which the authorizes this deed, with protocol number 2,091. -------------

The identification data (name, legal form, and in object and address) have been accredited with a copy authentic of the writings reviewed; and checked electronically by me, the Notary, in the Mercantile Registry. ----------

The appearing party assures me that he is in the current exercise of their office, that their powers have not been suspended, revoked, limited or conditioned in any way any, that the entity it represents has full personality current legal status and capacity to act and that have not changed the purpose and registered office of the company. And I, the Notary, I consider that it has sufficient powers to grant this writing of PUBLIC ELEVATION OF DECISIONS OF SOLE PARTNER. -- -------------------

Real Ownership.- I, the Notary, state, expressly, that I have complied with the obligation of identification of the real owner imposed by Law 10/2010, of April 28, whose result is recorded in the Minutes granted on February 11, 2021

before the Notary for whom this deed is authorized, with the number 348 of protocol, stating the appearing party to remain unchanged the result contained in it. ----------------------------

Consultation Mercantile Registry.- Made the consultation by me, the Notary, through the Internet in the Mercantile Registry, I verify the name, legal form, and especially the object and domicile of the society. -- -----------------------

Printed of said information I leave incorporated to this matrix. --

I identify the appearing party by his identity document previously reviewed. --- ------------------

It has, in my opinion, the necessary legal capacity to formalize this deed of merger by absorption to which end, ------------------------

=== EXPOSE ===

I.- That, on December 30, 2020, the General Meeting Extraordinary of partners, held with the character of universal, of the company **SOLAR ROCKET, SL,** and the sole partner of the company **TURBO ENERGY, SLU,** this is the SOLAR entity itself ROCKET, SL, agreed, under the provisions of the Articles 42 and 49 of Law 3/2009, of April 3, on Modifications Structural Structures of Commercial Companies (hereinafter

known , for short, **"LMESM")**, approve the merger by absorption of the company **TURBO ENERGY, SLU (company absorbed)** by the company **SOLAR ROCKET, SL (company absorbent)**, according to the certifications of the corresponding minutes that the appearing party delivers to me for this purpose and I leave incorporated into this matrix, delivered on December 30 of 2020 by the company "UMBRELLA CAPITAL, SL", through its natural person representative Mr. Enrique Selva Bellvis, whose signature I, the Notary, consider legitimate for having been placed in my presence. --- --------------------------

II.- That the absorbed company is a company wholly owned by the absorbing company, therefore that the specialties provided for in the Article 49 of Law 3/2009, of April 3, on Modifications structures of Commercial Companies, according to which (i) it is not necessary to include in the merger project the mentions second, sixth, ninth and tenth of article 31 of the standard mentioned; (ii) administrator reports are not necessary and experts on the merger project; and (iii) it is not necessary increase the capital of the absorbing company. ---------------------------

III.- That the merger has been approved by agreement of the Board Extraordinary General Meeting of the absorbing company SOLAR ROCKET, SL, held with the character of universal and by unanimously, and by the sole partner of the absorbed company TURBO

ENERGY, SLU, resulting in application of the specialties provided for in article 42 of the aforementioned Law 3/2009. ---------------

IV.- That for the approval of the merger, in accordance with provided for in articles 36 and 37 of the LMESM, the General Meeting of the absorbing company took as a reference the balances of merger of the participating companies closed on December 31 of 2019 and that for this purpose he gives me and is incorporated into this writing in accordance with article 45 of the LMESM, closed, in the case of the last balance of the approved fiscal year, within the period of six months from when the administrators of each of the the participating societies signed the Common Project of merger on June 30, 2020. ---

V.- That, from the date of drafting the Common Project of merger mentioned above, have not occurred to date adoption of the merger agreement, nor the granting of this writing, important modifications of assets or liabilities in the merger balance sheets of the absorbed and absorbing companies, all of them closed as of December 31, 2019. ------------------

VI.- That the aforementioned merger agreement was published in the OFFICIAL BULLETIN OF THE COMMERCIAL REGISTRY dated 19

January 2021, number 11, page 221, and in the newspaper Cinco Días, of that same date. Of these publications, in its sheet corresponding to the published announcement, I deduce photocopies verified by me from their originals that I incorporate to this writing with testimonial value for the simple fact of this grant. -- ---------------------

VII.- That said merger announcements state expressly the right that assists the partners and creditors of Obtain the full text of the agreements adopted and the Merger balances, as well as the right of opposition that corresponds to the creditors within a month from the publication of the latest merger announcement, under the terms provided in article 44 of the LMESM. --

VIII.- The appearing gentleman, as he acts, declares that the full text of the agreements adopted and the balances of merger were made available to creditors, so information obligations have been duly complied with contained in article 43 of the LMESM, and that there has been no any opposition within the legal period -already elapsed- by none of the creditors.--- ---------

IX.- That the obligations have been duly fulfilled of information to the partners and the representatives of the workers, in a timely manner, in accordance with the provisions of article 39 of the LMESM. -- ------

X.- And having stated the foregoing, the person appearing, in the quality with which it intervenes, and on behalf of the identified companies, -- ---------

=== GRANTS ===

First.- Fusion. -- --------

That raises the public and formalizes the agreements of the Board General Extraordinary, celebrated with the character of universal, of the company **"SOLAR ROCKET, SL",** and the decisions adopted by the sole partner of the company **"TURBO ENERGY, SLU",** which appear in the certifications that have been incorporated into this matrix, whose signatures I legitimate for having been placed on my presence, by virtue of which **fusion occurs by absorption** of the company **TURBO ENERGY, SLU (company absorbed)** by the company **SOLAR ROCKET, SL (company absorbent),** through the block transfer of its assets to the absorbing company, which will acquire by universal succession the rights and obligations of the absorbed company. In Consequently, the company has been dissolved without liquidation. **TURBO ENERGY, SLU,** through the block transmission of the all of its assets to **SOLAR ROCKET, SL** --------------------

Second.- That in accordance with the provisions of the legislation

accounting, this merger will have accounting effects with date **1 January 2020,** inclusive, so that the operations of the company that is extinguished must be considered made for purposes accountants on behalf of the company **SOLAR ROCKET, SL** since the mentioned date. -- -----------

Third.- Change of company name. -----------------------

The appearing gentleman, in the capacity in which he intervenes, declares public all the agreements adopted by the Extraordinary General Meeting, held with the character of universal, of the company **"SOLAR ROCKET, SL",** in the form that appears in the certification that is protocolized to this matrix, the which is hereby reproduced for all purposes. ---------------------

Consequently: -- ------------

The absorbing company adopts the corporate name of the absorbed company, modifying the wording of Article "1" of the bylaws whose new wording works in the unit certification to which they refer. ---

Fourth.- The appearing gentleman, in the representation that holds, declares, with respect to the companies involved in the fusion: --- ---------------------------------

a) That none of the companies participating in the merger has its own shares; --- -

b) That the companies participating in the merger are

limited liability companies, duly registered in the Mercantile Registry, and of Spanish nationality; ------------------------

c) That none of the companies participating in this merger process is in liquidation, nor is it application of sectoral legislation; ---

d) That there are no industrial partners or benefits accessory in companies that are extinguished; --------------------------

e) That, in accordance with article 227.2.1ª of the Regulation of the Mercantile Registry, has been given due compliance with the right to information established in the current legislation that assists partners and workers and, in specifically, the one provided for in articles 39 and 42 of the LMESM and in the article 44 of the Workers' Statute; ------------------------------

f) That in accordance with the provisions of article 44 of the Workers' Statutes, the workers of the society absorbed will be transferred to the absorbing company, in which will continue to provide their services under the same regime, being subrogated, as a new employer, in the Labor and Social Security rights and obligations corresponding to it, without the rights of the

workers of the affected companies are restricted; ------

g) That this merger does not contemplate the adoption of no measures of a labor nature, nor gender impact on the management bodies of the affected companies or in the Social responsability of the company; ---------------------------------------

h) That there are no holders of class shares or special rights of any kind other than the social participation. Therefore, they will not exist after the merger, in the absorbing company, new holders of class shares rights or new holders of special rights other than those granted by the quality of partner; --

i) That no advantages of any kind will be granted to experts independent or to the administrators of the companies that are merge;-- ------------------------------

j) That there has been no statutory change in the absorbing company as a result of the merger, except for the social denomination; --- ------------

k) That there are no partners that before or after the merger who are unlimitedly liable for social debts or who have to assume personal obligations. --

Fifth.- That the Extraordinary General Meeting, held with the universal nature of the absorbing company also agreed that the merger by absorption avails itself of the special tax regime or neutrality provided for in Chapter VII of Title VII of the Law

27/2014, of November 27, of the Corporation Tax, to meet all the requirements for its application, among them, the existence of valid economic reasons, such as the which are cited below:

- Administrative simplification: the structure would be simplified corporate, which entails operational advantages. ----------------------------

- Economic savings: significant savings due to the elimination of accounting and tax management and maintenance costs due to the elimination of certain fiscal, mercantile and company registrations. ---

- Adapt the legal situation to the economic reality and function of the companies that make up the group. -----------------------

- Simplify the economic-financial structure of the companies, thus improving liquidity management. -------

Sixth.- That this merger operation by absorption: (1) It is not subject to Value Added Tax (VAT), by virtue of article 7.1 of Law 37/1992, of 28 December, VAT. (2) It is not subject to Tax on Property Transfers and Documented Legal Acts, in its Corporate Operations modality, in accordance with the

articles 19.2.1º and 21 of Royal Legislative Decree 1/1993, of 24 September, approving the Consolidated Text of the tax indicated. Likewise, this merger operation is exempt to be taxed by the Patrimonial Transmissions modalities Onerous and Documented Legal Acts, in accordance with the Article 45.IB).10 of the aforementioned Royal Legislative Decree. (3) I don't know is subject to the Tax on the Increase in Value of the Land of Urban Nature, in accordance with the additional provision second of Law 27/2014, of November 27, on Tax about Societies. --- ---------------

Seventh.- Application for registration. ---------------------------------

Registration in the Registry is expressly requested Mercantile of the agreements contained in this instrument, giving their consent, where appropriate, to the **partial** registration of in accordance with article 63 of the Registry Regulations Trade. --- --------------------------

Eighth.- Electronic Processing. -----------------------------------

The representation of the company requires me, the Notary, so that it does NOT send telematically to the Mercantile Registry of the domicile of the company electronic authorized copy of this writing. --- --------------------------

Authorization. The interested party in this document authorizes and where necessary grants an express mandate to **Iserte Advisors (Daniel Iserte Soriano),** with DNI-NIF number

LUIS CALABUIG DE LEYVA
Notario de Valencia

22.576.214-N, and address at **46005-Valencia, calle Joaquín Costa number 41, floor 2, door** 3, so that, in your name and representation can present to the administration this writing and how many others have been formalized or are formalized necessary for its registration in the Registry authority, as well as carry out the steps and declarations that as tax subjects or obligors correspond to them in relation to with the acts that are contained in the aforementioned deeds, in order to communicate to the administration the data necessary for the liquidation of the taxes accrued as a consequence of such acts, and others of informative content, aimed at qualify and quantify the amount to be deposited or the resulting amount to compensate or return, being equally empowered said authorized/mandatory to file as many appeals as possible convenient or address communications to the administration in order to protect the rights of the grantors, as well as to receive from that as many communications and notifications as necessary addressed to them. -- ---------

The aforementioned representation also extends to the presentation of such deed(s) before the public registries

relevant to your registration. ---------------------------------------

=== GRANT ===

This is what the appearing party says and grants to my presence, made legal reservations and warnings, especially: ------------------------

a) The fiscal ones (within one month from the date of formalization of this deed to present the document to Effects of the Property Transfer Tax and Acts Legal documents and responsibilities in case of failure of presentation).--- --------------------

b) That of the need to register this deed in the Commercial Registry. --- -------

c) Personal data protection clause. The data personal data of the appearing party will be processed in this Notary, which are necessary for the fulfillment of the legal obligations of the exercise of the notarial public function, in accordance with the provisions of the regulations provided for in the legislation notarial, prevention of money laundering, tax and, in your case, substantive that is applicable to the act or legal business documented. The communication of personal data is a legal requirement, being the grantor obliged to facilitate the personal data, and being informed that the consequence of failure to provide such data is that it would not be possible to authorize or Intervene this public document. Your data will be kept on a confidential basis. -- ------

LUIS CALABUIG DE LEYVIA
Notario de Valencia

The purpose of data processing is to comply with the regulations to authorize/intervene this document, its invoicing, subsequent follow-up and the functions of the mandatory notarial activity, of which may derive the existence of automated decisions, authorized by Law, adopted by the Public Administrations and assignee entities authorized by law, including the preparation of precise profiles for prevention and investigation by the competent authorities for money laundering and financing of terrorism. --- ----

The notary will make the transfers of said data that are of mandatory compliance to the Public Administrations, to the entities and subjects stipulated by the Law and, where appropriate, to the Notary that succeeds or replaces the current one in this notary's office. -------------------------

The data provided will be kept for years necessary to comply with the legal obligations of the Notary or who replaces or succeeds him. --- ---

You can exercise your rights of access, rectification, deletion, limitation, portability and opposition to treatment by postal mail before the authorizing Notary, located in 46002-Valencia,

Calle Roger de Lauria, nº 20, door 5. You also have the right to file a claim with a supervisory authority. --------------

The data will be treated and protected according to the Legislation Notarial, Organic Law 3/2018 of December 5 on Protection of Personal Data and its development regulations, and the Regulation (EU) 2016/679 of the European Parliament and of the Council of April 27, 2016 on the protection of persons physical with regard to the processing of personal data and the free circulation of these data. --

I warned him of the right he has to read this deed for himself same, which he did not use, doing it instead I, the Notary, fully and out loud, giving your consent appearing party, who signs with me. ---

=== AUTHORIZATION ===

And I, the Notary, that the consent has been freely provided and that the granting is in accordance with the law and the duly informed will of the grantor and everything other content in this public instrument extended over ten sheets of paper exclusively for notarial use, this and the previous nine in consecutive order, from the same series, I ATTEST. -

Follow the signature of the appearing party, the sign, signature and rubric of the Authorizing notary and the seal of the Notary. FOLLOW **UNITED DOCUMENTS**

LUIS CALABUIG DE LEYVA
Notario de Valencia

REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: SOLAR ROCKET SOCIEDAD LIMITADA

DENOMINACION SOCIAL	**SOLAR ROCKET SOCIEDAD LIMITADA**
Registro	VALENCIA
Sección	8
Hoja	155858
Hoja Duplicada	
Cif	B98569619
COMIENZO DE OPERACIONES	18/09/2013
DOMICILIO	
Dirección	C/ JATIVA 14 1^ C
Municipio	VALENCIA
Provincia	VALENCIA
OBJETO SOCIAL	La adquisicion, distribucion y venta de material electrico y electronico para el desarrollo de proyectos energeticos renovables, tales como paneles solares, inversores, cargadores, reguladores, baterias y estructuras ent
CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones)	
Suscrito	3000 €
Desembolsado	3000 €
OBSERVACIONES	

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - ORGANOS DE ADMINISTRACION APODERADOS
SUJETO CONSULTADO: SOLAR ROCKET SOCIEDAD LIMITADA

NUMERO DE INSCRIPCION	FECHA DE INSCRIPCION	APELLIDOS Y NOMBRE	NIF	CARGO
00006	13/11/2019	UMBRELLA CAPITAL SL	B98988819	Adm. Unico

REGISTRO MERCANTIL CENTRAL

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - DATOS GENERALES
SUJETO CONSULTADO: TURBO ENERGY SL

DENOMINACION SOCIAL	**TURBO ENERGY SL**
Registro	VALENCIA
Sección	8
Hoja	183275
Hoja Duplicada	
Cif	B40517195
COMIENZO DE OPERACIONES	26/07/2018
DOMICILIO	
Dirección	C/ XATIVA 14 1 C
Municipio	VALENCIA
Provincia	VALENCIA
OBJETO SOCIAL	La sociedad tendr[por objeto las siguientes actividades (CNAE actividad principal 71.12 Servicios Tecnicos de ingenieria y otras actividades relacionadas con el asesoramiento tecnico): a) Dise(o, planificacion, desarrol
CAPITAL (En Mutuas ver tb. OTROS ACTOS en Extracto de Inscripciones)	
Suscrito	3000 €
Desembolsado	3000 €
OBSERVACIONES	

LUIS CALABUIG DE LEYVA
Notario de Valencia

TIPO DE CONSULTA: ACCESO POR DENOMINACION SOCIAL/CIF - ORGANOS DE ADMINISTRACION APODERADOS
SUJETO CONSULTADO: TURBO ENERGY SL

NUMERO DE INSCRIPCION	FECHA DE INSCRIPCION	APELLIDOS Y NOMBRE	NIF	CARGO
00002	15/10/2019	UMBRELLA CAPITAL SL	B98988819	Adm. Unico

LUIS CALABUIG DE LEYVA
Notario de Valencia

En Valencia, a 30 de diciembre de 2020, D. Enrique Selva Bellvis, de nacionalidad española, mayor de edad y provisto de N.I.F 33458501-X, en nombre y representación de UMBRELLA CAPITAL, S.L., en su condición de Administrador Único de **SOLAR ROCKET, S.L.**, domiciliada en Valencia, calle Xàtiva, 14, 1º C, provista de N.I.F. número B-98569619 ("en adelante, la "**Sociedad**"),

CERTIFICA

Que en el Libro de Actas de la Sociedad, aparece transcrita el Acta de la Junta General Extraordinaria y Universal de Socios, de fecha 30 de diciembre de 2020, cuyo contenido se transcribe literalmente a continuación:

"ACTA DE LA JUNTA GENERAL EXTRAORDINARIA Y UNIVERSAL DE SOCIOS DE "SOLAR ROCKET, S.L"

*En Valencia, a las 10:00 horas del día 30 de diciembre de 2020, en el domicilio social de SOLAR ROCKET, S.L. (en adelante, la "**Sociedad**") sito en Valencia Calle Xàtiva 14, 1ºC, hallándose presentes la totalidad de los socios de la Sociedad (los cuales se encuentran indicados en la lista de asistentes que se detalla más abajo), que representan la totalidad del capital suscrito y desembolsado, acuerdan unánimemente constituirse en Junta General con carácter universal y extraordinaria, aceptando también por unanimidad celebrarse conforme al siguiente*

ORDEN DEL DÍA:

Primero.- Examen y aprobación, si procede, del proyecto común de fusión suscrito por la Sociedad, como sociedad absorbente y Turbo Energy, S.L.U., como sociedad absorbida.
Segundo.- Examen y aprobación, en su caso, del Balance de Fusión de la Sociedad.
Tercero.- Aprobación, en su caso, de la fusión por absorción de Turbo Energy, S.L.U. (Sociedad absorbida), por la Sociedad (Sociedad Absorbente).
Cuarto.- Aprobación, en su caso, de la modificación de la denominación social y, en consecuencia, del artículo 1 de los Estatutos Sociales.
Quinto.- Delegación de facultades.
Sexto.- Ruegos y preguntas.
Séptimo.- Lectura y aprobación del Acta.

Una vez aprobado por unanimidad el Orden del Día, se elaboró la lista de los asistentes a la Junta, que acreditaron su presencia mediante firma, según se relaciona a continuación, resultando la concurrencia a la presente Junta General de todos los socios de la Sociedad que representan el 100% de su capital social:

Socio	*% del capital social*	*Firma*
UMBRELLA CAPITAL, S.L., representante persona física *D. Enrique Selva Bellvis*	*93%*	______________________ *Fdo. D. Enrique Selva Bellvis*
D. Manuel Cercós D'Aversa	*7%*	______________________ *D. Manuel Cercós D'Aversa*

*De conformidad con el artículo 191 de la Ley de Sociedades de Capital (en adelante, la «**LSC**»), y por acuerdo unánime de todos los accionistas que representan el 100% del capital social de la Sociedad, ejercen como presidente y secretario, respectivamente, de la Junta General:*

***Presidente**: D. Enrique Selva Bellvis (representante persona física de UMBRELLA CAPITAL, S.L., Administrador Único de la Sociedad).*
***Secretario**: D. Manuel Cercós D'Aversa.*

Por tanto, una vez verificada la concurrencia de socios presentes o representados titulares de todas las participaciones de la Sociedad que representan el 100% del capital social suscrito con derecho de voto, el Presidente da por válidamente constituida esta Junta General Extraordinaria y Universal.

A los efectos del artículo 180 LSC se hace constar que D. Enrique Selva Bellvis está presente a su vez como representante persona física del Administrador Único de la Sociedad, UMBRELLA CAPITAL, S.L.

Acto seguido se pasa a examinar, deliberar y votar, de manera separada, cada uno de los puntos del Orden del Día aprobado por unanimidad, alcanzando los siguientes acuerdos:

Primero. – Examen y aprobación, si procede, del proyecto común de fusión suscrito por la Sociedad, como sociedad absorbente y Turbo Energy, S.L.U., como sociedad absorbida

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

Toma la palabra el Sr. Presidente, y expone a los socios el contenido del Proyecto común de fusión de fecha 30 de junio de 2020, relativo a la fusión entre la Sociedad (indistintamente, la "**Sociedad**" y la "**Sociedad Absorbente**") y TURBO ENERGY, S.L., con domicilio en 46002 Valencia Calle Játiva 14, 1ºC y provista de N.I.F. número B-40517195 (en adelante, la "**Sociedad Absorbida**") (en adelante, la "**Fusión**"), suscrito por los órganos de administración de ambas sociedades el día 30 de junio de 2020, sometiendo a votación de los Sres. Socios la aprobación de dicho proyecto común de fusión.

La Fusión se llevará a cabo mediante la absorción de TURBO ENERGY, S.L.U., por la Sociedad, sucediendo a título universal la Sociedad Absorbente a la Sociedad Absorbida en la totalidad de los derechos y obligaciones de esta última, desapareciendo de la vida jurídica la Sociedad Absorbida, como consecuencia de la operación.

En cumplimiento de lo dispuesto en el artículo 30.3 de la Ley, de 3 de abril, sobre Modificaciones Estructurales de las Sociedades Mercantiles (en adelante, la "**LME**"), **los socios deciden aprobar el proyecto común de fusión**, y dando cumplimiento a todos y cada uno de los requisitos establecidos al respecto en la normativa mercantil española aplicable (en adelante, el "**Proyecto Común de Fusión**").

Asimismo, con carácter previo y de conformidad con lo establecido en el artículo 39.3 de la LME, se manifiesta que:

- no se han producido modificaciones importantes del activo o pasivo de las sociedades intervinientes en la Fusión, acaecidas entre la fecha de redacción del Proyecto Común de Fusión y el presente acto;

- se han cumplido los deberes de información establecidos en dicho artículo; y

- asimismo, se hace constar, a los efectos oportunos, que no existen titulares de derechos especiales distintos de las participaciones sociales de las sociedades participantes en la Fusión.

Segundo. – Examen y aprobación, en su caso, del Balance de Fusión de la Sociedad.

Toma la palabra el Sr. Presidente, y expone a los socios, como balance de fusión de la Sociedad, el balance cerrado el pasado 31 de diciembre de 2019 y aprobado, como parte de las cuentas anuales correspondientes al ejercicio cerrado a esa fecha, el pasado 30 de octubre de 2020 (en adelante, el "**Balance de Fusión**"). Se hace constar que de acuerdo con lo dispuesto en el artículo 36.1 de la LME, el Balance de Fusión fue cerrado dentro de los seis (6) meses anteriores a la fecha del Proyecto Común de Fusión. El Balance de Fusión se adjunta a esta acta como **Anexo I**.

A este respecto, y con arreglo a lo previsto en el artículo 37 de la LME, se somete a votación de los Sres. Socios la aprobación del Balance de Fusión.

Todos los socios, esto es, UMBRELLA CAPITAL, S.L., y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.

Tercero. – Aprobación, en su caso, de la fusión por absorción de Turbo Energy, S.L.U. (Sociedad absorbida), por la Sociedad (Sociedad Absorbente).

Una vez descrita la operación, a la vista del Proyecto Común de Fusión, del Balance de Fusión y del resto de documentación a que hace referencia el artículo 39 de la LME, se somete a votación de los Sres. Socios la aprobación de la Fusión con arreglo a todos y cada uno de los términos establecidos en el Proyecto Común de Fusión, de conformidad con los artículos 23.2 y 40 de la LME, donde se contienen las menciones requeridas por el artículo 228 del Reglamento del Registro Mercantil.

En particular, se hace constar que:

- *De conformidad con lo establecido en el artículo 49.1.1º LME, al ser la Sociedad Absorbente titular de todas las participaciones sociales de la Sociedad Absorbida, no se hace referencia al tipo de canje de dichas participaciones sociales ni al procedimiento por el que las mismas serían canjeadas, ya que no aplica a este supuesto.*

- *no existen, ni en la Sociedad Absorbente ni en la Sociedad Absorbida participaciones o acciones de clases especiales o privilegiadas, ni derechos especiales, tal y como se refleja en el apartado IV del Proyecto Común de Fusión;*

- *no se conceden ventajas de ningún tipo a administradores o expertos independientes, tal y como se refleja en el apartado V del Proyecto Común de Fusión;*

- *tal y como consta en el apartado VII del Proyecto Común de Fusión, las operaciones de la Sociedad Absorbida se considerarán realizadas por cuenta de la Sociedad Absorbente a partir del 1 de enero de 2020;*

- *los estatutos sociales que regirán el funcionamiento de la Sociedad serán los vigentes hasta la fecha dado que no se verán modificados como consecuencia de la Fusión;*

- *tal y como consta en el apartado F del Proyecto Común de Fusión, la Fusión se acogerá al Régimen especial de las fusiones, escisiones, aportaciones de activos, canje de valores y cambio de domicilio social de una Sociedad Europea o una Sociedad Cooperativa Europea de un Estado miembro a otro de la Unión Europea previsto en el Capítulo VII del Título VII de la Ley 27/2014, de 27 de noviembre, del Impuesto sobre Sociedades, (en adelante, la "LIS"). De conformidad con lo dispuesto en el artículo 89 de la LIS, la opción por el citado régimen fiscal se ha incluido en el presente acuerdo de fusión y será*

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

comunicada a la Delegación correspondiente de la Agencia Estatal de la Administración Tributaria, en la forma y plazos reglamentariamente establecidos;

Asimismo, dado que la Fusión tiene la consideración de operación de reestructuración en los términos del artículo 21 del Texto Refundido de la Ley del Impuesto sobre Transmisiones Patrimoniales y Actos Jurídicos Documentados, aprobado mediante el Real Decreto Legislativo 1/1993, de 24 de septiembre (en adelante, la "LITP y AJD"), la Fusión estará no sujeta a la modalidad de Operaciones Societarias (artículos 19.2.1º y 21 de la LITP y AJD) y exenta del gravamen, en su caso, de las modalidades de Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados (artículo 45.I.B.10 de la LITP y AJD).

Todos los socios, esto es, UMBRELLA CAPITAL, S.L., y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.

Cuarto. – Aprobación, en su caso, de la modificación de la denominación social y, en consecuencia, del artículo 1 de los Estatutos Sociales.

Se somete a votación de los Sres. socios la modificación de la actual denominación social de la Sociedad por la denominación social de la Sociedad Absorbida, esto es, "TURBO ENERGY, S.L.", todo ello de conformidad con la previsión establecida en el artículo 418.1 del Reglamento del Registro Mercantil.

Todos los socios, esto es, UMBRELLA CAPITAL, S.L., y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo, acordando, asimismo, la modificación del artículo 1º de los Estatutos Sociales de la Sociedad, el cual quedará redactado, en adelante, de la siguiente forma:

> *"Artículo 1º.- Denominación*
> *Bajo la denominación "TURBO ENERGY, S.L." se constituye una sociedad de responsabilidad limitada que se regirá por las normas legales imperativas y por los presentes estatutos."*

Todos los socios, esto es, UMBRELLA CAPITAL, S.L., y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.

Quinto. –Delegación de facultades.

Se propone facultar al Administrador Único, UMBRELLA CAPITAL, S.L., en su persona física representante, D. Enrique Selva Belivis, para que, en nombre y representación de la Sociedad, pueda otorgar cuantos documentos públicos o privados, incluso subsanación y rectificación en sus términos más amplios, sean necesarios para elevar a público los acuerdos adoptados, quedando habilitado para realizar cuantas gestiones fueran necesarias para la validez de los presentes acuerdos y su inscripción, total o parcial, cuando proceda, en los registros públicos

correspondientes.

Todos los socios, esto es, UMBRELLA CAPITAL, S.L., y D. Manuel Cercós D'Aversa, acuerdan, por unanimidad, la adopción del anterior acuerdo.

Sexto. – Ruegos y preguntas.

No hacen uso de la palabra en el turno de ruegos y preguntas ninguno de los asistentes y no se formulan ulteriores cuestiones a las ya recogidas en los anteriores acuerdos.

Séptimo. – Lectura y aprobación del acta.

Se da lectura a esta acta, redactada a continuación de la última votación, la cual se somete a aprobación de la Junta General. El acuerdo es aprobado unánimemente con el voto a favor de todos los accionistas que representan el 100% del capital social de la Sociedad.

Y no habiendo más asuntos que tratar, el Sr. presidente levanta la sesión.

Finalmente, el presente acta es firmado por el Secretario con el Visto Bueno del Presidente, en el lugar y fechas arriba indicados.

EL SECRETARIO:	***V.º B.º DEL PRESIDENTE:***
______________________	______________________
D. Manuel Cercós D'Aversa	***UMBRELLA CAPITAL, S.L.***
	Fdo.: D. Enrique Selva Bellvis

A los efectos del artículo 180 LSC:

Administrador Único:

____

UMBRELLA CAPITAL, S.L.
Fdo.: D. Enrique Selva Bellvis"

Asimismo, **CERTIFICO**:

1. Que el Acta fue debidamente aprobada por unanimidad de los asistentes.
2. Que lo transcrito se corresponde con el contenido del acta, que no contiene nada que lo modifique ni limite.

Y para que conste y surta efectos, expido la presente Certificación en el lugar y la fecha arriba indicados.

UMBRELLA CAPITAL, S.L.
D. Enrique Selva Bellvis
Administrador Único de la Sociedad.

En Valencia, a 30 de diciembre de 2020, D. Enrique Selva Bellvis, de nacionalidad española, mayor de edad y provisto de N.I.F 33458501-X, en nombre y representación de UMBRELLA CAPITAL, S.L., en su condición de Administrador Único de **TURBO ENERGY, S.L.**, domiciliada en Valencia, calle Xàtiva, 14, 1º C, provista de N.I.F. número B-40517195 ("en adelante, la "**Sociedad**"),

CERTIFICA

Que en el Libro de Actas de la Sociedad, aparece transcrita el Acta de Consignación de Decisiones del Socio Único de fecha 30 de diciembre de 2020, cuyo contenido se transcribe literalmente a continuación:

ACTA DE CONSIGNACIÓN DE DECISIONES DEL SOCIO ÚNICO DE LA SOCIEDAD "TURBO ENERGY, S.L."

En Valencia, Calle Játiva 14, 1ºC, siendo las 10:00 horas del día 30 de diciembre de 2020, SOLAR ROCKET, S.L., en su calidad de Socio Único de ***TURBO ENERGY, S.L.***, *(en adelante, la* ***"Sociedad"****), por ser el titular del 100 % del capital social, debidamente representado por D. Enrique Selva Bellvis, decide, de conformidad con lo dispuesto en el Artículo 15 del Real Decreto Legislativo 1/2010, de 2 de julio, por el que se aprueba el texto refundido de la Ley de Sociedades de Capital (en adelante,* ***"LSC"****), ejercer las competencias de la Junta General. A los efectos del artículo 180 LSC se hace constar que D. Enrique Selva Bellvis está presente a su vez como representante persona física del Administrador Único de la Sociedad, UMBRELLA CAPITAL, S.L., y no habiendo lugar a deliberaciones, por tratarse de una sociedad unipersonal, el Accionista Único adopta las siguientes*

DECISIONES

PRIMERA.- APROBACIÓN DEL PROYECTO COMÚN DE FUSIÓN SUSCRITO POR LA SOCIEDAD, COMO SOCIEDAD ABSORBIDA, Y SOLAR ROCKET, S.L., COMO SOCIEDAD ABSORBENTE.

En cumplimiento de lo dispuesto en el artículo 30.3 de la Ley, de 3 de abril, sobre Modificaciones Estructurales de las Sociedades Mercantiles (en adelante, la ***"LME"****), el Socio Único decide aprobar el proyecto común de fusión relativo a la fusión entre la Sociedad (indistintamente, la* ***"Sociedad"*** *y la* ***"Sociedad Absorbida"****) y SOLAR ROCKET, S.L., con domicilio en 46002 Valencia Calle Játiva 14, 1ºC y provista de N.I.F. número B - 98.569.619 (en adelante, la* ***"Sociedad Absorbente"****) (en adelante, la* ***"Fusión"****), suscrito por los órganos de administración de ambas sociedades el día 30 de junio de 2020, y dando cumplimiento a todos y cada uno de los requisitos establecidos al respecto en la normativa mercantil española aplicable (en adelante, el* ***"Proyecto Común de Fusión"****).*

La Fusión se llevará a cabo mediante la absorción de la Sociedad por SOLAR ROCKET, S.L.,

sucediendo a título universal la Sociedad Absorbente a la Sociedad Absorbida en la totalidad de los derechos y obligaciones de esta última, desapareciendo de la vida jurídica la Sociedad Absorbida, como consecuencia de la operación.

Con carácter previo y de conformidad con lo establecido en el artículo 39.3 de la LME, se manifiesta que:

- no se han producido modificaciones importantes del activo o pasivo de las sociedades intervinientes en la Fusión, acaecidas entre la fecha de redacción del Proyecto Común de Fusión y el presente acto;

- se han cumplido los deberes de información establecidos en dicho artículo; y

- asimismo, se hace constar, a los efectos oportunos, que no existen titulares de derechos especiales distintos de las acciones o participaciones sociales de las sociedades participantes en la Fusión.

SEGUNDA.- APROBACIÓN DEL BALANCE DE FUSIÓN DE LA SOCIEDAD.

El Socio Único decide aprobar como balance de fusión de la Sociedad, el balance cerrado el pasado 31 de diciembre de 2019 y aprobado, como parte de las cuentas anuales correspondientes al ejercicio cerrado a esa fecha, el pasado 30 de octubre de 2020 (en adelante, el "**Balance de Fusión**"), con arreglo a lo previsto en el artículo 37 de la LME. Se hace constar que de acuerdo con lo dispuesto en el artículo 36.1 de la LME, el Balance de Fusión fue cerrado dentro de los seis (6) meses anteriores a la fecha del Proyecto Común de Fusión. El Balance de Fusión se adjunta a este acta como **Anexo I**.

TERCERA.- APROBACIÓN DE LA FUSIÓN POR ABSORCIÓN DE LA SOCIEDAD POR SOLAR ROCKET, S.L.

Una vez descrita la operación, a la vista del Proyecto Común de Fusión, del Balance de Fusión y del resto de documentación a que hace referencia el artículo 39 de la LME, el Socio Único decide aprobar la Fusión con arreglo a todos y cada uno de los términos establecidos en el Proyecto Común de Fusión, de conformidad con los artículos 23.2 y 40 de la LME, donde se contienen las menciones requeridas por el artículo 228 del Reglamento del Registro Mercantil.

En particular, se hace constar que:

– De conformidad con lo establecido en el artículo 49.1.1º LME, al ser la Sociedad Absorbente titular de todas las participaciones sociales de la Sociedad Absorbida, no se hace referencia al tipo de canje de dichas participaciones sociales ni al procedimiento por el que las mismas serían canjeadas, ya que no aplica a este supuesto.

- *no existen, ni en la Sociedad Absorbente ni en la Sociedad Absorbida participaciones o acciones de clases especiales o privilegiadas, ni derechos especiales, tal y como se refleja en el apartado IV del Proyecto Común de Fusión;*

- *no se conceden ventajas de ningún tipo a administradores o expertos independientes, tal y como se refleja en el apartado V del Proyecto Común de Fusión;*

- *tal y como consta en el apartado VII del Proyecto Común de Fusión, las operaciones de la Sociedad Absorbida se considerarán realizadas por cuenta de la Sociedad Absorbente a partir del 1 de enero de 2020;*

- *los estatutos sociales que regirán el funcionamiento de la Sociedad serán los vigentes hasta la fecha dado que no se verán modificados como consecuencia de la Fusión;*

- *tal y como consta en el apartado F del Proyecto Común de Fusión, la Fusión se acogerá al Régimen especial de las fusiones, escisiones, aportaciones de activos, canje de valores y cambio de domicilio social de una Sociedad Europea o una Sociedad Cooperativa Europea de un Estado miembro a otro de la Unión Europea previsto en el Capítulo VII del Título VII de la Ley 27/2014, de 27 de noviembre, del Impuesto sobre Sociedades, (en adelante, la "LIS"). De conformidad con lo dispuesto en el artículo 89 de la LIS, la opción por el citado régimen fiscal se ha incluido en el presente acuerdo de fusión y será comunicada a la Delegación correspondiente de la Agencia Estatal de la Administración Tributaria, en la forma y plazos reglamentariamente establecidos;*

Asimismo, dado que la Fusión tiene la consideración de operación de reestructuración en los términos del artículo 21 del Texto Refundido de la Ley del Impuesto sobre Transmisiones Patrimoniales y Actos Jurídicos Documentados, aprobado mediante el Real Decreto Legislativo 1/1993, de 24 de septiembre (en adelante, la "LITP y AJD"), la Fusión estará no sujeta a la modalidad de Operaciones Societarias (artículos 19.2.1º y 21 de la LITP y AJD) y exenta del gravamen, en su caso, de las modalidades de Transmisiones Patrimoniales Onerosas y Actos Jurídicos Documentados (artículo 45.I.B.10 de la LITP y AJD).

CUARTA.- DELEGACIÓN DE FACULTADES.

El Socio Único decide facultar al representante persona física del Administrador Único de la Sociedad, D. Enrique Selva Bellvis, en los más amplios términos, para que comparezca ante el Notario de su elección y otorgue, en su caso, la correspondiente escritura de elevación a público del acuerdo anteriores, suscriba cuantos documentos públicos y/o privados sean necesarios, incluyendo escrituras de aclaración, subsanación, ratificación y/o rectificación de errores, a fin de dar efectividad plena al mismo, así como retirar aquellas, y realice cuantas gestiones sean precisas y necesarias, aunque para ello pudiera incurrir en autocontratación o conflicto de intereses, hasta obtener su inscripción completa en el Registro Mercantil, si procede.

LUIS CALABUIG DE LEYVIA
Notario de Valencia

Y no habiendo más asuntos que tratar, el representante del Socio Único firma la presente Acta, en el lugar y la fecha arriba indicados.

EL SOCIO ÚNICO

____

SOLAR ROCKET, S.L.
Fdo.: D. Enrique Selva Bellvis

A los efectos del artículo 180 LSC:

Administrador Único:

____

UMBRELLA CAPITAL, S.L.
Fdo.: D. Enrique Selva Bellvis

Asimismo, **CERTIFICO:**

1. Que el Acta fue debidamente aprobada por unanimidad de los asistentes.
2. Que lo transcrito se corresponde con el contenido del acta, que no contiene nada que lo modifique ni limite.

Y para que conste y surta efectos, expido la presente Certificación en el lugar y la fecha arriba indicados.

____

UMBRELLA CAPITAL, S.L.
D. Enrique Selva Bellvis
Administrador Único de la Sociedad.

Balance situación

SOLAR ROCKET, S.L.
Final de período 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
ACTIVO	
A) ACTIVO NO CORRIENTE	2.176,61
I. Inmovilizado intangible	
1. Desarrollo	
2. Concesiones	
3. Patentes, licencias, marcas y similares	
4. Fondo de comercio	
5. Aplicaciones informáticas	
6. Otro inmovilizado intangible	
II. Inmovilizado material	571,61
1. Terrenos y construcciones	
2. Instalaciones técnicas y otro inmovilizado material	571,61
3. Inmovilizado en curso y anticipos	
III. Inversiones inmobiliarias	
1. Terrenos	
2. Construcciones	
IV. Inversiones en empresas del grupo y asociadas a	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
V. Inversiones financieras a largo plazo	1.605,00
1. Instrumentos de patrimonio	305,00
2. Créditos a terceros	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	1.300,00
VI. Activos por impuesto diferido	
VII.Deudores comerciales no corrientes	
B) ACTIVO CORRIENTE	4.222.167,65
I. Activos no corrientes mantenidos para la venta	
II. Existencias	2.100.740,27
1. Comerciales	1.862.156,50
2. Materias primas y otros aprovisionamientos	219.434,60
3. Productos en curso	
4. Productos terminados	
5. Subproductos, residuos y materiales recuperados	
6. Anticipos a proveedores	19.149,17
III. Deudores comerciales y otras cuentas a cobrar	1.864.598,80
1. Clientes por ventas y prestaciones de servicios	1.862.662,80
2. Empresas del grupo y asociadas, deudores	

LUIS CALABUIG DE LEYVA
Notario de Valencia

Balance situación

SOLAR ROCKET, S.L.
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
3. Otros deudores	
4. Personal	280,00
5. Activos por impuesto corriente	1.664,50
6. Otros créditos con las Administraciones públicas	1,40
7. Accionistas (socios) por desembolsos exigidos	
IV. Inversiones en empresas del grupo y asociadas a	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
6. Otros activos financieros	
V. Inversiones financieras a corto plazo	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
VI. Periodificaciones	
VII. Efectivo y otros activos líquidos equivalentes	256.828,58
1. Tesorería	256.828,58
2. Otros activos líquidos equivalentes	
TOTAL ACTIVO	4.224.344,26

Balance situación

SOLAR ROCKET, S.L.
Final de período 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
PATRIMONIO NETO Y PASIVO	
A) PATRIMONIO NETO	360.437,84
A-1) Fondos propios	360.437,84
I. Capital	3.000,00
1. Capital escriturado	3.000,00
2. (Capital no exigido)	
II. Prima de emisión	
III. Reservas	284.385,91
1. Legal y estatutarias	1.453,82
2. Otras reservas	282.932,09
IV. (Acciones y participaciones en patrimonio propias)	
V. Resultados de ejercicios anteriores	
1. Remanente	
2. (Resultados negativos de ejercicios anteriores)	
VI. Otras aportaciones de socios	
VII. Resultado del ejercicio	73.051,93
VIII. (Dividendo a cuenta)	
IX. Otros instrumentos de patrimonio neto	
A-2) Subvenciones, donaciones y legados recibidos	
I. Instrumentos financieros disponibles para la venta	
II. Operaciones de cobertura	
III. Otros	
A-3) Subvenciones, donaciones y legados recibidos	
B) PASIVO NO CORRIENTE	168.368,32
I. Provisiones a largo plazo	
1. Obligaciones por prestaciones a largo plazo al	
2. Actuaciones medioambientales	
3. Provisiones por reestructuración	
4. Otras provisiones	
II. Deudas a largo plazo	168.368,32
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	168.368,32
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	
III. Deudas con empresas del grupo y asociadas a	
IV. Pasivos por impuesto diferido	
V. Periodificaciones a largo plazo	
C) PASIVO CORRIENTE	3.896.538,10
I. Pasivos vinculados con activos no corrientes	
II. Provisiones a corto plazo	
III. Deudas a corto plazo	1.970.657,17

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

Balance situación

SOLAR ROCKET, S.L.

Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	1.887.878,16
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	-17.220,99
5. Otros pasivos financieros	
IV. Deudas con empresas del grupo y asociadas a corto	27.771,39
1. Deudas con empresas del grupo y asociadas a	
2. Deudas con empresas del grupo y asociadas a corto	27.771,39
V. Acreedores comerciales y otras cuentas a pagar	1.697.109,54
1. Proveedores	1.454.164,21
2. Proveedores, empresas del grupo y asociadas	
3. Acreedores varios	
4. Personal (remuneraciones pendientes de pago)	
5. Pasivos por impuesto corriente	
6. Otras deudas con las Administraciones Públicas	216.258,44
7. Anticipos de clientes	26.686,89
VI. Periodificaciones a corto plazo	
TOTAL PATRIMONIO NETO Y PASIVO	4.224.344,25

descuadre

Balance situación

SOLAR ROCKET, S.L.
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso

Balance situación

Turbo Energy
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
ACTIVO	
A) ACTIVO NO CORRIENTE	2.428,33
I. Inmovilizado intangible	
1. Desarrollo	
2. Concesiones	
3. Patentes, licencias, marcas y similares	
4. Fondo de comercio	
5. Aplicaciones informáticas	
6. Otro inmovilizado intangible	
II. Inmovilizado material	
1. Terrenos y construcciones	
2. Instalaciones técnicas y otro inmovilizado material	
3. Inmovilizado en curso y anticipos	
III. Inversiones inmobiliarias	
1. Terrenos	
2. Construcciones	
IV. Inversiones en empresas del grupo y asociadas a	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
V. Inversiones financieras a largo plazo	
1. Instrumentos de patrimonio	
2. Créditos a terceros	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
VI. Activos por impuesto diferido	2.428,33
VII.Deudores comerciales no corrientes	
B) ACTIVO CORRIENTE	216.583,02
I. Activos no corrientes mantenidos para la venta	
II. Existencias	97.873,60
1. Comerciales	91.534,99
2. Materias primas y otros aprovisionamientos	6.338,61
3. Productos en curso	
4. Productos terminados	
5. Subproductos, residuos y materiales recuperados	
6. Anticipos a proveedores	
III. Deudores comerciales y otras cuentas a cobrar	69.308,09
1. Clientes por ventas y prestaciones de servicios	28.572,63
2. Empresas del grupo y asociadas, deudores	13.430,22

Balance situación

Turbo Energy
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
3. Otros deudores	
4. Personal	
5. Activos por impuesto corriente	
6. Otros créditos con las Administraciones públicas	27.296,24
7. Accionistas (socios) por desembolsos exigidos	
IV. Inversiones en empresas del grupo y asociadas a	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
5. Otros activos financieros	
V. Inversiones financieras a corto plazo	
1. Instrumentos de patrimonio	
2. Créditos a empresas	
3. Valores representativos de deuda	
4. Derivados	
5. Otros activos financieros	
VI. Periodificaciones	
VII. Efectivo y otros activos líquidos equivalentes	49.401,33
1. Tesorería	49.401,33
2. Otros activos líquidos equivalentes	
TOTAL ACTIVO	219.011,35

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

Balance situación

Turbo Energy
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
PATRIMONIO NETO Y PASIVO	
A) PATRIMONIO NETO	-34.423,83
A-1) Fondos propios	-34.423,83
I. Capital	3.000,00
1. Capital escriturado	3.000,00
2. (Capital no exigido)	
II. Prima de emisión	
III. Reservas	
1. Legal y estatutarias	
2. Otras reservas	
IV. (Acciones y participaciones en patrimonio propias)	
V. Resultados de ejercicios anteriores	-7.284,97
1. Remanente	
2. (Resultados negativos de ejercicios anteriores)	-7.284,97
VI. Otras aportaciones de socios	
VII. Resultado del ejercicio	-30.138,86
VIII. (Dividendo a cuenta)	
IX. Otros instrumentos de patrimonio neto	
A-2) Subvenciones, donaciones y legados recibidos	
I. Instrumentos financieros disponibles para la venta	
II. Operaciones de cobertura	
III. Otros	
A-3) Subvenciones, donaciones y legados recibidos	
B) PASIVO NO CORRIENTE	
I. Provisiones a largo plazo	
1. Obligaciones por prestaciones a largo plazo al	
2. Actuaciones medioambientales	
3. Provisiones por reestructuración	
4. Otras provisiones	
II. Deudas a largo plazo	
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	
III. Deudas con empresas del grupo y asociadas a	
IV. Pasivos por impuesto diferido	
V. Periodificaciones a largo plazo	
C) PASIVO CORRIENTE	253.435,28
I. Pasivos vinculados con activos no corrientes	
II. Provisiones a corto plazo	
III. Deudas a corto plazo	

Balance situación

Turbo Energy
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso
1. Obligaciones y otros valores negociables	
2. Deuda con entidades de crédito	
3. Acreedores por arrendamiento financiero	
4. Derivados	
5. Otros pasivos financieros	
5. Otros pasivos financieros	
IV. Deudas con empresas del grupo y asociadas a corto	24.553,69
1. Deudas con empresas del grupo y asociadas a	
2. Deudas con empresas del grupo y asociadas a corto	24.553,69
V. Acreedores comerciales y otras cuentas a pagar	228.881,59
1. Proveedores	29.985,86
2. Proveedores, empresas del grupo y asociadas	197.381,57
3. Acreedores varios	
4. Personal (remuneraciones pendientes de pago)	
5. Pasivos por impuesto corriente	
6. Otras deudas con las Administraciones Públicas	1.514,16
7. Anticipos de clientes	
VI. Periodificaciones a corto plazo	
TOTAL PATRIMONIO NETO Y PASIVO	219.011,35

descuadre

LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

Balance situación

Turbo Energy
Final de periodo 31/12/19

Fecha inicial ejercicio 01/01/19

Todos imp. están en EUR.

Descripción	Ejercicio fiscal en curso

PROYECTO COMÚN DE FUSIÓN DE LAS SOCIEDADES "SOLAR ROCKET, S.L." y "TURBO ENERGY, S.L. Unipersonal"

Los órganos de Administración de las sociedades "SOLAR ROCKET, S.L." (en adelante, "**SOLAR**") y "TURBO ENERGY, S.L. Unipersonal", (en adelante, "**TURBO**"), redactan y suscriben conjuntamente, en nombre y representación de las mencionadas entidades, el presente Proyecto Común de Fusión, en cumplimiento de lo establecido en los artículos 22 y siguientes de la Ley 3/2009, de 3 de abril, sobre Modificaciones Estructurales de las Sociedades Mercantiles (en adelante la "**LME**"), que regirá esta operación en virtud de lo previsto en la citada norma.

DESCRIPCIÓN Y FINALIDAD DE LA OPERACIÓN

A. DESCRIPCIÓN

Las sociedades que intervienen en la fusión son las siguientes:

- **SOLAR** (como sociedad absorbente)
- **TURBO** (como sociedad absorbida)

SOLAR es propietaria del 100% de las participaciones de TURBO. En virtud de lo expuesto anteriormente, el punto de partida de la reorganización societaria proyectada es el que se reproduce a continuación:


SOLAR ROCKET, S.L.
100 %
TURBO ENERGY, S.L.

La operación proyectada consiste en la fusión por absorción de TURBO por parte de SOLAR, quien modificará su denominación por la de la sociedad absorbida, de conformidad con lo establecido en el artículo 418.1 del Reglamento del Registro Mercantil. Tras la ejecución de la presente fusión, la estructura societaria resultante será la que se reproduce a continuación:

LUIS CALABUIG DE LEYVA
Notario de Valencia

TURBO ENERGY, S.L.
(anteriormente denominada
SOLAR ROCKET, S.L.)

B. FINALIDAD

La fusión proyectada y descrita anteriormente, se enmarca dentro de un proceso de reestructuración que tiene por objeto concentrar todo el patrimonio y la actividad de la sociedad absorbida en la sociedad absorbente, SOLAR, simplificándose así la estructura societaria del grupo con la consiguiente reducción de costes y trámites administrativos.

C. PROCEDIMIENTO

Tal y como ya se ha expresado, la operación de fusión proyectada se realizará conforme a lo previsto en el artículo 49.1 de la LME, que regula la absorción de sociedad íntegramente participada por la sociedad absorbente. En este sentido, a continuación describiremos el proceso en concreto que se llevará a cabo:

(i) Redacción y suscripción por parte de los órganos de Administración de las Sociedades Participantes del presente Proyecto de Fusión.

(ii) Comunicación del Proyecto de Fusión a los representantes de los trabajadores, si los hubiera.

(iii) Adopción del Acuerdo de fusión por parte de la Sociedades intervinientes de forma unánime en los términos del artículo 42 LME.

(iv) Adopción del Acuerdo de modificación de la denominación social de la Sociedad Absorbente, adoptando la denominación de la Sociedad Absorbida.

(v) Publicación del Acuerdo de fusión de conformidad con el artículo 43 LME.

(vi) Transcurso del plazo de un mes de oposición de acreedores tal y como se determina en el artículo 44 LME.

(vii) Formalización y presentación en el Registro Mercantil de la escritura pública de fusión y cambio de denominación.

Tras completar el proceso antes descrito, se producirá la disolución sin liquidación de la Sociedad Absorbida.

CONTENIDO DEL PROYECTO DE FUSIÓN POR ABSORCIÓN DE TURBO (Sociedad absorbida) POR PARTE DE SOLAR (Sociedad absorbente).

I. IDENTIFICACIÓN DE LAS SOCIEDADES QUE SE FUSIONAN.

SOCIEDAD ABSORBENTE

Denominación:	**SOLAR ROCKET, S.L**
N.I.F.:	B-98.569.619
Datos Registrales:	La compañía se halla debidamente inscrita en el Registro Mercantil de Valencia al tomo 9686, folio 44, con número de Hoja V-155858.
Domicilio:	La compañía tiene su domicilio social en 46002 Valencia Calle Játiva 14, 1ºC.

SOCIEDAD ABSORBIDA

Denominación:	**TURBO ENERGY, S.L. (Unipersonal)**
N.I.F.:	B-40.517.195.
Datos Registrales:	La compañía se halla debidamente inscrita en el Registro Mercantil de Valencia, tomo 10537, folio 184, número de Hoja V-183275.
Domicilio:	La compañía tiene su domicilio social en 46002 Valencia Calle Játiva 14, 1ºC.

II. TIPO Y PROCEDIMIENTO DE CANJE.

De conformidad con lo establecido en el artículo 49.1, 1º LME, al ser la Sociedad Absorbente titular de todas las participaciones de la Sociedad Absorbida, no se hará referencia en el presente Proyecto al tipo de canje de las participaciones ni al procedimiento por el que las mismas serán canjeadas, ya que no es aplicable.

Por esta misma razón y, en virtud de lo estipulado en el artículo 49.1.2, no resultan necesarios ni el informe de expertos independientes sobre el Proyecto de Fusión regulado en el artículo 34 LME, ni el informe de los administradores recogido en el artículo 33 de la citada norma.

III. INCIDENCIA DE LA FUSIÓN SOBRE LAS APORTACIONES DE INDUSTRIA O PRESTACIONES ACCESORIAS EN LA SOCIEDAD ABSORBIDA Y COMPENSACIONES A LOS SOCIOS AFECTADOS (31.3 LME).

LUIS CALABUIG DE LEYVA
Notario de Valencia

No existen socios afectados al no existir (i) aportaciones de industria ni (ii) prestaciones accesorias en la Sociedad Absorbida y, por tanto, no se prevén compensaciones ni incidencia alguna en esta materia.

IV. OTORGAMIENTO DE DERECHOS ESPECIALES (31.4 LME).

No existen en la Sociedad Absorbente ni en la Sociedad Absorbida, participaciones de clases especiales o privilegiadas, ni personas que tengan derechos especiales distintos de las participaciones a quienes pudieran reconocerse derechos especiales en la Sociedad Absorbente.

V. OTORGAMIENTO DE VENTAJAS (31.5 LME).

No se atribuirán ventajas de ninguna clase a los Administradores de las sociedades intervinientes, ni se podría reconocer ventaja alguna a los expertos independientes por no intervenir éstos en el Proyecto de Fusión.

VI. FECHA EN QUE LAS NUEVAS PARTICIPACIONES DARÁN DERECHO A PARTICIPAR EN LAS GANANCIAS SOCIALES (31.6 LME).

De conformidad con lo establecido en el artículo 49.1.3º de la LME, no se va a realizar aumento de capital alguno en la Sociedad Absorbente. En consecuencia y, de conformidad con lo establecido en el artículo 49.1.1º de la LME, no procede determinar la fecha a partir de la cual los titulares de las nuevas participaciones tendrían derecho a participar en las ganancias sociales, no existiendo tampoco ninguna peculiaridad relativa a este derecho.

VII. FECHA A PARTIR DE LA CUAL LAS OPERACIONES DE LA SOCIEDAD ABSORBIDA HAN DE CONSIDERARSE REALIZADAS A EFECTOS CONTABLES POR CUENTA DE LA SOCIEDAD ABSORBENTE (31.7 LME).

La fecha a partir de la cual las operaciones de la sociedad absorbida, TURBO, deben entenderse realizadas o producidas a efectos contables por la sociedad absorbente, SOLAR, será el 1 de enero de 2020.

VIII. ESTATUTOS DE LA SOCIEDAD RESULTANTE DE LA FUSIÓN (31.8 LME).

La Sociedad Absorbente no modificará sus Estatutos Sociales como consecuencia de la fusión, por lo que continuará rigiéndose por los Estatutos Sociales vigentes a la fecha de redacción del presente Proyecto.

IX. INFORMACIÓN SOBRE LA VALORACIÓN DEL ACTIVO Y PASIVO DEL PATRIMONIO DE LA SOCIEDAD QUE SE TRANSMITEN A LA SOCIEDAD RESULTANTE (31.9 LME). FECHAS DE LAS CUENTAS ANUALES DE LAS SOCIEDADES QUE SE FUSIONAN UTILIZADAS PARA ESTABLECER LAS CONDICIONES EN QUE SE REALIZA LA FUSIÓN (31.10 LME).

Por aplicación del artículo 49.1.1º no se incluyen en el presente Proyecto de Fusión (i) las menciones relativas a información sobre la valoración del activo y pasivo del patrimonio de cada sociedad que se transmita a la sociedad resultante, (ii) ni la fecha de las cuentas de las sociedades que se fusionan utilizadas para establecer las condiciones en que se realiza la fusión.

X. CONSECUENCIAS DE LA FUSIÓN SOBRE EL EMPLEO, Y EVENTUAL IMPACTO DE GÉNERO EN LOS ÓRGANOS DE ADMINISTRACIÓN E INCIDENCIA, EN SU CASO, EN LA RESPONSABILIDAD SOCIAL DE LA EMPRESA (31.11 LME).

La fusión proyectada no tendrá ninguna consecuencia sobre las plantillas de las sociedades participantes en la fusión, ni tendrá un eventual impacto de género en los órganos de administración, al igual que tampoco lo tendrá en lo que respecta a la responsabilidad social de las sociedades participantes.

En el proceso de fusión por absorción, quedarán extinguidos los cargos de los órganos de administración de la Sociedad Absorbida, sin que esté prevista modificación alguna en el órgano de administración de SOLAR, como Sociedad Absorbente.

SOLAR, como Sociedad Absorbente, se subrogará en los derechos y obligaciones laborales de los trabajadores de la Sociedad Absorbida, de conformidad con lo dispuesto en el artículo 44 del Estatuto de los Trabajadores.

Asimismo, las sociedades participantes de la fusión darán cumplimiento a sus obligaciones de información a los respectivos representantes legales de los trabajadores.

LUIS CALABUIG DE LEYVA
Notario de Valencia

BALANCES DE FUSIÓN.

Al no haber transcurrido 6 meses a contar desde los últimos balances cerrados a 31 de diciembre de 2019 y de conformidad con lo establecido en el artículo 36.1 de la LME, se considerarán balances de fusión dichos balances.

DEPÓSITO DEL PROYECTO DE FUSIÓN EN EL REGISTRO MERCANTIL COMPETENTE Y APROBACIÓN POR LAS JUNTAS GENERALES.

Al estar prevista la aprobación de la fusión mediante Junta universal y por acuerdo unánime de la totalidad de los socios de la Sociedad Absorbente y de la Sociedad Absorbida, no será necesaria la inserción del proyecto en la página web de las sociedades participantes ni su depósito en el Registro Mercantil de conformidad con lo establecido en el artículo 42 de la LME.

ACOGIMIENTO AL RÉGIMEN FISCAL DE LA LEY 27/2014, DE 27 DE NOVIEMBRE, DEL IMPUESTO SOBRE SOCIEDADES.

De acuerdo con lo previsto en el artículo 89 de la Ley 27/2014, de 27 de noviembre, del Impuesto sobre Sociedades, la fusión se realizará al amparo del "*Régimen especial de las fusiones, escisiones, aportaciones de activos, canje de valores y cambio de domicilio social de una Sociedad Europea o una Sociedad Cooperativa Europea de un Estado miembro a otro de la Unión Europea*" establecido en el Capítulo VII del Título VII de dicha Ley, a cuyos efectos se comunicará la opción por la aplicación de este régimen a la Administración Tributaria en la forma y plazo reglamentariamente establecido.

En Valencia, a 30 de junio de 2020

Por "SOLAR ROCKET, S.L." y "TURBO ENERGY, S.L. (Unipersonal)".

D. Enrique Selva Bellvis
UMBRELLA CAPITAL, S.L.
Administrador Único de ambas sociedades

SECCIÓN SEGUNDA - Anuncios y avisos legales

FUSIONES Y ABSORCIONES DE EMPRESAS

191 *SOLAR ROCKET, S.L.*
(SOCIEDAD ABSORBENTE)
TURBO ENERGY, S.L.U.
(SOCIEDAD ABSORBIDA)

Anuncio de fusión por absorción.

En cumplimiento de lo dispuesto en el artículo 43 de la Ley 3/2009, de 3 de abril, sobre modificaciones estructurales de las sociedades mercantiles (en adelante, "LME"), se hace público que la Junta General de Socios de "Solar Rocket, S.L.", con domicilio social en Valencia, calle Játiva, 14, 1.º-C, y provista de NIF número B-98.569.619, como Sociedad Absorbente y el Socio Único de "Turbo Energy, S.L.U.", con domicilio social en Valencia, calle Játiva, 14, 1.º-C y provista de NIF número B-40.517.195, como Sociedad Absorbida (conjuntamente, las "Sociedades Intervinientes"), aprobaron con fecha 30 de diciembre de 2020, (i) el proyecto común de fusión; (ii) los respectivos balances de fusión y (iii) la operación de fusión en sí misma (en los mismos términos y condiciones que los recogidos en el proyecto común de fusión), de conformidad con lo previsto en el artículo 49.1 LME en virtud de la cual Solar Rocket, S.L., absorbe a Turbo Energy, S.L.U., quedando la Sociedad Absorbida disuelta y extinguida sin liquidación, incorporando todo su activo y pasivo a la Sociedad Absorbente, que adquiere, por sucesión universal, los derechos y obligaciones de aquélla (la "Fusión").

La Sociedad Absorbente no modificará sus Estatutos Sociales como consecuencia de la Fusión acordada. Asimismo, de conformidad con el artículo 43 LME, se hace constar expresamente el derecho que asiste a los socios y acreedores de las Sociedades Intervinientes a obtener el texto íntegro de los acuerdos adoptados y de los balances de fusión.

Asimismo, según lo previsto en el artículo 44 LME, durante el plazo de un mes a contar desde la fecha de la última publicación de este anuncio, podrán oponerse a la Fusión los acreedores y, en su caso, obligacionistas de las Sociedades Intervinientes cuyo crédito hubiese nacido antes de la fecha de publicación del acuerdo de Fusión y no estuviese vencido en ese momento, hasta que se le garanticen tales créditos. No obstante, no gozarán de este derecho los acreedores cuyos créditos se encuentren ya suficientemente garantizados.

Valencia, 30 de diciembre de 2020.- Como representante persona física de Umbrella Capital, S.L., Administrador único de la Sociedad Absorbente, Solar Rocket, S.L., y de la Sociedad Absorbida, Turbo Energy, S.L., Enrique Selva Bellvis.

ID: A210001716-1

cve: BORME-C-2021-191
Verificable en https://www.boe.es


LUIS CALABUIG DE LEYVA
NIHIL PRIUS FIDE
Notario de Valencia

Sobreseimiento
La Audiencia Nacional archiva la causa contra Fridman por el derrumbe bursátil de Dia

No encuentra nexos entre las posiciones bajistas que sufrió el valor y el magnate

Tampoco aprecia influencia de Letterone

JAVIER G. NAVERO
MADRID

El Juzgado Central de Instrucción número 4 de la Audiencia Nacional ha decidido el sobreseimiento de la investigación abierta contra el magnate ruso Mijail Fridman y el grupo inversor Letterone, propietario de Dia, por organizar una supuesta trama para hundir el precio de las acciones de la compañía de supermercados y facilitar así su adquisición.

El auto, al que ha tenido acceso **CincoDías**, explica que "no puede concluirse que por parte de Mijail Fridman, de la entidad Letterone o de terceros a ellos vinculados hayan realizado actuaciones dirigidas a provocar una caída en el valor de cotización de las acciones de Dia que les permitiera una adquisición más ventajosa de la sociedad, ni tampoco que de alguna entidad que no fuera conocida por el resto de los inversores y les hubiera permitido conocer con la suficiente anticipación la situación real de la compañía". El juez José Luis Calama decreta así el sobreseimiento provisional y el archivo de la causa, después de analizar los informes aportados por la Unidad de Delincuencia Económica y Fiscal (UDEF) de la Policía Nacional, por la CNMV y la declaración de sus técnicos.

La investigación se inició en base a un informe policial que ponía a Fridman en el centro de una trama que provocó "situaciones de bloqueo y falta de liquidez a corto plazo para que su acción [la de Dia] cayera", a través de una estrategia de "elevada tensión financiera".

Según revela el auto, los informes solicitados a la CNMV indicaban que esas acusaciones contenían manifestaciones de las cuales "no se aportan evidencias que las soporten y en todo caso no describen conductas concretas que pudieran constituir indicios de abuso de mercado". El departamento de mercados secundarios de la CNMV redactó hasta seis informes desde 2017 respecto al gran volumen de posiciones cortas que sufría Dia a través de derivados. Sin embargo esas posiciones se atribuían al elevado capital flotante que tenía la compañía, o a los malos resultados de las firmas de distribución cotizadas en esa época, citando los casos de Tesco, Sainsbury o Casino. En informes posteriores la CNMV secundaba la mala situación financiera de Dia, que comienza en 2017 con una caída de ventas y rentabilidad y que continuó en 2018 hasta que tuvo que reexpresar sus cuentas por irregularidades que ahora investiga la Audiencia Nacional.

Aquello desembocó en la opa de Letterone a 0,67 euros por acción, que la CNMV acabó entendiendo como precio razonable. Respecto a la investigación de la UDEF, esta no "detecta vinculación alguna entre los bajistas y Letterone".


El magnate ruso Mijail Fridman. PABLO MONGE

La CNMC permite a Carrefour comprar Supersol, que prevé ERE para 338 empleados

Distribución

La CNMC ha autorizado en primera fase que Carrefour adquiera el negocio de Supersol, operación anunciada en agosto pasado y cifrada en 78 millones de euros.

La propia Supersol ha comunicado a los sindicatos su intención de aprobar un expediente de regulación de empleo (ERE) por "causas económicas y organizativas" para 338 empleados. Según CC OO Servicios, está prevista una reunión del comité intercentros para este próximo viernes, día 22, en el que se tratará este proceso de despido. 302 empleados pertenecen a Supersol (252 del área de oficinas y 50 del almacén de Puerto Real, en Cádiz) y los otros 36 forman parte de la plantilla de Cash-Diplo. El grupo emplea en total a cerca de 4.000 personas. —Cinco Días


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Couche-Tard volverá a por Carrefour si ve un cambio de postura del Elíseo

J. G. N.
MADRID

Alimentation Couche-Tard no descarta volver a lanzar una oferta por Carrefour en un futuro, pese a que la propuesta lanzada la semana pasada se encontró con el veto del Gobierno francés. "Nos encantaría poder hacerlo, si tuviésemos la certeza de que el entorno pudiese cambiar o que cambiara la postura del Gobierno francés y de otros accionistas clave", señaló el consejero delegado de Couche-Tard, Brian Hannasch, en una conferencia con analistas.

Tras la postura en contra del Elíseo ante la oferta de 20 euros por acción de Carrefour lanzada por Couche-Tard la semana pasada, ambas compañías confirmaron el sábado que rompían las conversaciones para una integración, aunque informaron de que mantendrían negociaciones para examinar nuevas oportunidades de "asociación operativa" en distintos ámbitos.

"En el tema político hemos ido con los ojos muy abiertos, sabiendo que era un riesgo. Creo cree que la pandemia ha intensificado la cuestión de la seguridad alimentaria, particularmente en Francia", dijo Hannasch. Uno de los argumentos más repetidos por el Ejecutivo francés era la necesidad de mantener la "soberanía alimentaria" del país, deslizando que la seguridad del abastecimiento no estaría tan garantizada como ahora si Carrefour, principal operador del país, pasase a manos extranjeras.

Las acciones de Carrefour cayeron un 0,6% tras verse abajo los planes de integración con Couche-Tard, hasta los 15,46 euros, un 23% menos que la valoración hecha por el grupo canadiense.

Desde el cierre de sesión del miércoles, cuando se conoció la oferta no vinculante, los títulos de Carrefour han caído por encima del 11%, lo que se ha traducido en una pérdida de capitalización de unos 1.500 millones.